EXHIBIT 10.4                  SECURITY AGREEMENT
                             (JACKBURN MFG., INC.)

     SECURITY AGREEMENT (as amended, supplemented, restated or modified from time to time, "this Agreement"), dated as of March 27, 1997 between Jackburn Mfg., Inc., a Pennsylvania corporation (the "Debtor"), and Fleet Bank N.A. (the
"Bank").   Except as otherwise defined herein, terms used herein and defined in the Credit Agreement referred to below, as in effect on the date hereof, shall have the meaning specified for such terms in the Credit Agreement.

     WHEREAS, the Debtor and the Bank are entering into a Credit Agreement of even date herewith (as amended, supplemented, restated or modified from time to time, the "Credit Agreement"), pursuant to which the Bank is agreeing to make certain Loans to the Borrowers (as defined therein) subject to the terms and conditions of the Credit Agreement;

     WHEREAS, the execution and delivery of this Agreement and the grant to the Bank of the security interests contemplated hereby are conditions precedent to the obligation of the Bank to make Loans to the Borrowers;

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to execute and deliver the Credit Agreement and to make Loans to the Borrowers thereunder, the parties hereby agree as follows:

     20.  Security Interest.  As security for the prompt and complete payment
          -----------------
and performance in full of all the Obligations, the Debtor hereby assigns, pledges and transfers to the Bank and grants to the Bank a security interest in and lien on all of the Debtor's right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the "Collateral"):

               (i) all accounts, as such term is defined in Section 9-106 of the UCC. "UCC" shall mean the Uniform Commercial Code as in effect from time to
          ---
time in the State of New York.

              (ii) all chattel paper, as such term is defined in Section 9-105(b) of the UCC;

             (iii) all books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items which relate to any Collateral other than such items obtained under license or franchise agreements which prohibit assignment or disclosure of such items;

              (iv) all equipment, as such term is defined in Section 9-109(2) of the UCC, including, without limitation, machinery, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances, and tools, (collectively, the "Equipment");

               (v) all fixtures, as such term is defined in Section 9-313 of the UCC;

              (vi) all general intangibles, as such term is defined in Section 9-106 of the UCC, including, without limitation, rights to the payment of money (other than Receivables), trademarks and service marks (including applications therefor, except any intent-to-use applications as such term is defined in 15 U.S.C. (S) 1060) (collectively, "the Marks"), copyrights, contracts, licenses, and franchises (except in the case of licenses and franchises in respect of which the Debtor is the licensee or franchisee if the agreement in respect of such license or franchise prohibits by its terms any assignment or grant of a security interest, limited and general partnership interests and joint venture interests, federal income tax refunds, trade names, distributions on certificated securities (as defined in Section 8-102(1)(a) of the UCC and uncertificated securities (as defined in Section 8-102(1)(b) of the UCC), computer programs and other computer software, inventions, designs, trade secrets, good will, proprietary rights, customer lists, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts, credits with and any other claims against any Person, together with any of the collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral;

               (vii) all instruments, as such term is defined in Section 9-105(1)(i) of the UCC;

               (vii)  all insurance policies;

                (ix) all inventory, as such term is defined in Section 9-109(4) of the UCC, including without limitation, all goods (whether such goods are in the possession of the Debtor of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods) including without limitation, all such goods which are held for sale or lease or are to be furnished (or which have been furnished) under any contract of service or which are raw materials or work in progress, or materials used in or consumed in the Debtor's business (collectively, the "Inventory");

                 (x) all money, as such term is defined in Section 1-201(24) of the UCC;

                (xi) all Receivables, which shall mean all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of the account debtor, including without limitation, all such rights in which the Debtor has any right, title or interest by reason of the purchase thereof by the Debtor, and including without limitation all such rights constituting or evidenced by any account, chattel, paper, instrument, general intangible, note, contract, invoice, purchase order, draft, acceptance, intercompany account, security agreement, or other evidence of indebtedness or security, together with (a) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral, (b) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller's rights, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, and (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith (collectively, the "Receivables");

               (xii) all Receivables records, which shall mean (a) all original copies of all documents, instruments or other writings evidencing the Receivables, (b) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices and other papers relating to Receivables, including without limitation all tapes, cards, computer tapes, computer disks, computer runs, recordkeeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Debtor or any computer bureau or agent from time to time acting for the Debtor or otherwise, (c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgements, or other writings including without limitation lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto and
(e) all other written or non-written forms of information related in any way to the foregoing or any Receivable;

               (xiii) all trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of the Debtor, that (a) are set forth on Schedule D hereto, or (b) have been adopted, acquired, owned, held or used by
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the Debtor or are now owned, held or used by the Debtor, in the Debtor's business, or with the Debtor's products and services, or in which the Debtor has any right, title or interest, or (c) are in the future adopted, acquired, owned, held and used by the Debtor in the Debtor's business or with the Debtor's products and services, or in which the Debtor in the future acquires any right, title or interest.

                (xiv) all patents and patent applications, whether United States or foreign, that are owned by the Debtor or in which the Debtor has any right, title or interest, now or in the future, including but not limited to: (a) the patent and patent applications listed on Schedule F hereto; (b) all letters
                                         ----------
patent of the United States or any other country, and all applications for letters patent of the United States or any other country; (c) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;
(d) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise or transfer or dispose of) the inventions disclosed or claimed therein; and (e) the right (but not the obligation) to make and prosecute applications for such patents (collectively, the "Patents").

                 (xv) all other tangible or intangible personal property;

                (xvi) all accessions as such term is defined in Section 9-314 of the UCC and additions to any or all of the foregoing, all substitutions and replacements for any or all of the foregoing; and

               (xvii) proceeds or products of any or all of the foregoing.

     21.  Obligations Secured.  The security interest granted hereby shall
          -------------------
secure all obligations of the Borrowers, whether now existing or hereafter arising, under the Credit Agreement, the Notes issued thereunder, and all other Loan Documents (the "Obligations").

     22.  Representations and Warranties.  The Debtor hereby makes the
          ------------------------------
following representations and warranties which shall be deemed to be repeated and confirmed upon the creation or acquisition by the Debtor of each item of Collateral and upon the creation of any Obligation:

     (a) except for the security interest of the Bank therein and except for Permitted Liens, the Debtor is, and as to Collateral acquired from time to time after the date hereof the Debtor will be, the owner of all the Collateral, free from any lien, security interest, encumbrance or other right, title or interest of any person or entity;

     (b) appropriate financing statements with respect to the security interest created hereunder in the Collateral have been duly executed and delivered by the Debtor to the Bank and will be filed in all appropriate offices; no filing of any other financing statements or other instruments and no recording, filing or indexing of this Agreement is necessary or appropriate in order to preserve, protect and perfect the liens and security interests created by this Agreement in the Collateral as legal, valid and enforceable perfected liens and security interests in the Collateral superior and prior to the rights of all other Persons therein.

     (c) there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of the Debtor in the Collateral, or intended so to be, other than those listed in Schedule B hereto, and so long as the
                                     ----------
Debtor may borrow from the Bank or any of the Obligations remain unpaid the Debtor will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to the Collateral, except (i) financing statements filed or to be filed in respect of the security interests in the Collateral granted hereunder to the Bank and (ii) financing statements filed in respect of Permitted Liens;

     (d) the chief executive office and principal place of business of the Debtor is located at the address set forth next to its signature below. The originals of all documents (as well as all duplicates thereof) evidencing all Receivables and the only original books of account and records of the Debtor relating thereto are kept at said chief executive office or at the location set forth for the Debtor in Schedule C hereto. All Inventory consisting of finished
                        ----------
goods and all Equipment of the Debtor, if any, is held on the date hereof at the locations specified for the Debtor in Schedule A hereof; and
                                      ----------

     23.  Covenants of the Debtor.  (a)  At all reasonable times the Bank shall
          -----------------------
have full access to, and the right to audit, check, inspect and make abstracts and copies of, the Debtor's books, records, audits, correspondence and all other papers and computer files, disks and tapes and programs relating to the Collateral. The Bank shall have the right to confirm and verify the Receivables and other Collateral and to do whatever the Bank may deem reasonably necessary in its reasonable discretion to protect the interests of the Bank. The Bank or its agent may enter from time to time the premises of the Debtor at any reasonable time during normal business hours for the purpose of inspecting the Collateral and any and all records pertaining thereto.

     (b) The Debtor will keep the Equipment, at its cost and expense, in good operating repair and condition, and will not misuse, abuse or waste the Equipment or allow the Equipment to deteriorate (or permit any of the foregoing), except for normal wear and tear in the ordinary course of business, and will make the Equipment available for inspection by the Bank at all reasonable times during normal business hours.

     (c) The Debtor will not create, permit or suffer to exist, and the Debtor will defend the Collateral against and take such other action as is reasonably necessary to remove, any lien, security interest or encumbrance on the Collateral other than Permitted Liens and will defend the right, title and interest of the Bank in and to any of the Debtor's rights to the Collateral against the claims and demands of all persons whomsoever claiming an interest therein adverse to the Bank.

    (d)   The Debtor will not change the location specified on Schedules A and C
                                                               -----------------
hereof of its chief executive office, principal place of business or the office where records concerning the Receivables are kept and the Debtor will not keep Equipment or Inventory (other than any such Inventory in transit) at any location other than the locations specified in Schedule A hereto until, in each
                                               ----------
case, (i) the Debtor shall have given to the Bank not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Bank may reasonably request, and (ii) with respect to such new location, the Debtor shall have taken such action, reasonably satisfactory to the Bank (including, without limitation, the delivery of additional financing statements duly signed by the Debtor), to maintain the security interest of the Bank in the Collateral at all times senior and fully perfected and in full force and effect. With respect to Inventory, action reasonably satisfactory to the Bank shall mean prior to implementing such proposal such Debtor furnishes to the Bank all UCC financing statements and other documents specified by the Bank as reasonably necessary to continue the Lien of the Bank on the Inventory as a first and perfected senior Lien. The Debtor Borrower shall not in any event keep Inventory (other than any such Inventory in transit) at any location other than the locations specified in

Schedule A if to do so would cause the Bank's Lien on such Inventory to cease
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being a first and perfected senior Lien.

     (e) The Debtor will furnish to the Bank within ten (10) days of any request therefor by the Bank, statements (in form, substance and detail reasonably satisfactory to the Bank) of all Receivables of the Debtor (including any aging thereof), itemized by account debtor, and of the location (and aggregate book value at each such location) of all Inventory and Equipment of the Debtor, each such statement to be certified by its chief financial officer, and, promptly from time to time, such other information as the Bank may reasonably request regarding the Collateral and the Debtor's operations, business, affairs and financial condition.

     (f) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file or deliver to the Bank from time to time such lists, descriptions, schedules, invoices, warehouse receipts, bills of confirmatory assignments, conveyances, financing statements, transfer endorse ments, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted as the Bank deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

     24.  Special Provisions Concerning Receivables.  (a)  As of the time when
          -----------------------------------------
each Receivable of the Debtor arises, the Debtor shall be deemed to have warranted as to each such Receivable that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that each such Receivable (i) will, to its knowledge, represent the legal, valid and binding obligation of the account debtor thereon for the unpaid amount owed by such account debtor for the sale and delivery by the Debtor of the goods, or the performance by the Debtor of the services, listed therein,
(ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein, (iii) will evidence obligations arising in the ordinary course of the Debtor's business in one or more arm's-length transactions, not subject to any stamp or other taxes, except as shall be disclosed to the Bank, and (iv) will be, to the best knowledge of the Debtor, in compliance and will conform with all applicable federal, state and local laws. The Debtor shall use its best efforts to take all steps necessary to preserve the liability of each account debtor, guarantor, endorser, obligor or secondary party on or with respect to the Receivables of the Debtor.

     (b) The Debtor will keep and maintain, at the Debtor's own cost and expense, satisfactory and complete records of the Receivables of the Debtor, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Debtor will make copies of the same available to the Bank, at the Debtor's own cost and expense, at any and all reasonable times upon demand of the Bank. At the request of the Bank (which request, if made before the occurrence of an Event of Default, shall state that, in the opinion of the Bank (or the Bank's legal counsel), the legend specified below is necessary to perfect or protect the first priority of the security interests of the Bank in the Receivables), the Debtor shall legend, in form and manner reasonably satisfactory to the Bank, the Receivables of the Debtor and other books, records and documents of the Debtor evidencing or pertaining to accounts receivable with an appropriate reference to the fact that the Receivables of the Debtor have been assigned to the Bank and that the Bank has a security interest therein.

     (c) The Debtor will not rescind or cancel any indebtedness evidenced by any Receivable or modify any material term thereof, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Bank, except as permitted by Paragraph 5(e) hereof.

     (d) The Debtor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will use due diligence to preserve the rights of the Bank in the Receivables and will not knowingly do anything to impair the rights of the Bank in the Receivables.

     (e) The Debtor will use reasonable efforts to collect or cause to be collected from the account debtor on each Receivable of the Debtor, as and when due (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, except that prior to the occurrence of an Event of Default, the Debtor may allow in the ordinary course of business as adjustments to amounts owing under the Receivables of the Debtor (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Debtor finds necessary in accordance with sound business and credit judgment, and (ii) a refund or credit due as a result of returned or damaged Inventory or improper or faulty performance of services. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Debtor or the Bank, shall be borne by the Debtor.

     (f) The Debtor shall, promptly upon learning thereof, report to the Bank all delays in performance, notices of default, claims made or disputes asserted by any account debtor or other obligor on any Receivable of the Debtor or instrument on which there is owing more than $25,000 and any other matters materially affecting the value, enforceability or collectibility of any such Receivable.

     (g) After the occurrence and during the continuance of any Event of Default, the Bank is authorized and empowered in its sole discretion to accept the return of the goods, if any, represented by any Receivable of the Debtor or contract rights, without notice to or consent by the Debtor, all without discharging or in any way affecting the Debtor's liability hereunder or on the Obligations.

     (h) After the occurrence and during the continuance of any Event of Default, the Bank shall have the right, without notice to (unless specifically provided for herein), or assent by, the Debtor, but without affecting the Obligations, in the name of the Debtor or in the name of the Bank or otherwise:
(i) to notify any or all account debtors under any or all of the Receivables to make payment thereof directly to the Bank for the account of the Debtor or the Bank and to require the Debtor to forthwith give similar notice to the account debtors; (ii) to demand, collect, sue for, receive, compound and give acquittance for the Receivables or any part thereof; (iii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Receivables; (iv) to endorse the name of the Debtor on any checks, drafts or other orders or instruments for the payment of moneys payable to the Debtor which shall be issued in respect of any Receivable;
(v) to file any claims and commence, maintain or discontinue any actions, suits or other proceedings deemed by the Bank in its reasonable discretion to be necessary or advisable for the purpose of collecting or enforcing payment of any Receivable; (vi) to execute any instrument and do any and all other things necessary and proper to protect and preserve and realize upon the Receivables and the other rights contemplated hereby; (vii) to require the Debtor to forthwith account for and transmit to the Bank in the same form as received all proceeds (other than physical property) of collection of Receivables received by the Debtor and, until so transmitted, to hold the same in trust for the Bank and not commingle such proceeds with any other funds of the Debtor; (viii) to require the Debtor to deliver, at the Debtor's expense, any or all papers, documents, correspondence, records and computer programs and tapes and other electronic data processing software evidencing or relating to the Receivables to the Bank at a place designated by the Bank (and after delivery thereof the Debtor shall have no further claim to or interest in such Receivables); (ix) to notify the post office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Bank may designate; and (x) to do all other acts and things reasonably necessary to carry out this Agreement. The Bank shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Bank elects to do any such act, the Bank shall not be responsible to the Debtor except for its gross negligence or willful misconduct.

     (i) If any Receivable of the Debtor becomes evidenced by a promissory note or similar instrument in the sum of more than $25,000, the Debtor will notify the Bank thereof, and upon request by the Bank will promptly deliver such instrument to the Bank appropriately endorsed to the order of the Bank as further security for the payment in full of the Obligations.

     25.  Special Provisions Concerning Inventory and Equipment.  (a)  The
          -----------------------------------------------------
Debtor will at all times keep all of its Inventory and Equipment, if any, insured at the expense of the Debtor, to the Bank's satisfaction, against fire, theft, and all other risks to which such Inventory and Equipment may be subject; all policies or certificates with respect to such insurance shall be endorsed to the Bank's reasonable satisfaction for the benefit of the Bank to the extent of its interest therein (including, without limitation, by naming the Bank as loss payee), provided that the Debtor may be the loss payee for all payments under said insurance with respect to any casualty involving a loss of less than $50,000, and evidence of such insurance satisfactory to the Bank shall be deposited with the Bank. If the Debtor shall fail to insure its Inventory and Equipment to the Bank's reasonable satisfaction, or if the Debtor shall fail to so endorse and deposit all policies or certificates with respect thereto in accordance herewith, the Bank shall have the right (but shall be under no obligation) to procure such insurance and the Debtor agrees to reimburse the Bank for all costs and expenses of procuring such insurance. The Bank may apply any proceeds of such insurance with respect to the Inventory and Equipment, when received by it, toward the payment of any of the Obligations owing by the Debtor, whether or not the same shall then be due; provided,
                                                                --------
however, that so long as no Event of Default or material Default shall have
-------
occurred and be continuing when the Bank receives such proceeds, the Bank shall forward any such proceeds received by it to the Debtor, at the Debtor's request, for application to the cost of repairing or replacing the items of Inventory or Equipment in respect of which such proceeds were paid. The Debtor shall give immediate written notice to the insurers (and in the case of a loss or damage involving more than $25,000, to the Bank) of any loss or damage to the Collateral or any part thereof and shall promptly file all necessary or appropriate proofs of loss with the insurers. The Debtor hereby appoints the Bank the attorney-in-fact for the Debtor in obtaining, adjusting and cancelling any such insurance and endorsing settlement drafts.

     (b) The Debtor will prevent, by all reasonable action or actions as may be necessary, any of the Equipment (other than Equipment located on property owned by the Debtor and subject to a mortgage in favor of the Bank) from becoming fixtures under the laws of the jurisdiction where such Equipment is located.
The Debtor will, if requested by the Bank, use reasonable efforts to obtain waivers or subordinations of liens, in form satisfactory to the Bank, from each lessor, each sublessor and each mortgagee of each lessor and sublessor whose mortgage was executed prior to the lease from such lessor or sublessor, of real property on which any of the Equipment is or may be located, and will perform all other acts the Bank may request to maintain the Equipment apart from any realty.

     (c) The Bank shall have the right upon the occurrence of an Event of Default which shall be continuing, without notice to (unless specifically provided for herein), or assent by, the Debtor but without affecting the Obligations, in the name of the Debtor or in the name of the Bank or otherwise:
(i) upon notice to such effect, to require the Debtor to deliver, at the Debtor's expense, any or all of the Inventory and Equipment to the Bank at a place designated by the Bank (and after delivery thereof the Debtor shall have no further claim to or interest in such Inventory and Equipment); (ii) to take possession of any or all of the Inventory and Equipment of the Debtor and, for that purpose, to enter, with the aid and assistance of any Person, any premises where the Inventory or Equipment, or any part thereof, is, or may be, placed or assembled, and to remove any of such Inventory and Equipment, to render the Equipment unusable or to dispose of or store the Inventory and Equipment in such premises at the cost and expense of the Debtor; and (iii) to execute any instrument and do all the things necessary and proper to protect and preserve and realize upon the Inventory and Equipment and the other rights contemplated hereby. The Bank shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Bank elects to do any such act, the Bank shall not be responsible to the Debtor except for the Bank's gross negligence or willful misconduct. It is hereby understood that the Debtor's obligation so to deliver the Collateral or any portion thereof is of the essence of this Agreement and that, accordingly, upon the application to a court of equity having jurisdiction, the Bank shall be entitled to a decree requiring specific performance by the Debtor of said obligation.

     (d) Upon taking possession of any Equipment or Inventory pursuant hereto following the occurrence of an Event of Default, the Bank shall have the right to hold, store or use, operate, manage and control such Equipment and Inventory. Upon any such taking of possession by the Bank of any Equipment or Inventory, the Bank may, from time to time at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to any of such Equipment and Inventory as the Bank may deem reasonably proper. In any such case, the

Bank shall have the right to manage and control such Inventory and Equipment and to carry on the business and exercise all rights and powers of the Debtor respecting the Inventory and Equipment, all as the Bank shall deem best; and the Bank shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses incurred in (i) holding and operating such Equipment and Inventory;
(ii) performing all maintenance, repairs, replacements, alterations, additions and improvements which the Bank may be required or elect to make, if any; and
(iii) paying all taxes, assessments, insurance and other charges upon such Equipment and Inventory or any part thereof, and all other payments, which the Bank may be required or authorized or elect to make (including reasonable fees and disbursements of the Bank's counsel). Any remaining rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in accordance with Paragraph 11 hereof.

     (e) Notwithstanding any other provision of this Agreement to the contrary, prior to the occurrence of an Event of Default, the Debtor may, in the ordinary course of business, dispose of any item of Equipment or Inventory which is subject to the security interest granted by the Debtor to the Bank under this Agreement, free of such security interest, without any further act of the Bank.

     26.  Financing Statements; Documentary Stamp Taxes.  (a) The Debtor agrees
          ---------------------------------------------
to sign and deliver to the Bank such financing statements, in form reasonably acceptable to the Bank, as the Bank may from time to time request as are necessary in the reasonable opinion of the Bank to establish and maintain a valid, enforceable and perfected security interest in the Collateral and the other rights and security contemplated hereby which is superior and prior to the rights of all third persons. The Debtor will pay any applicable filing fees and related expenses. The Debtor authorizes the Bank to file any such financing statements without the signature of the Debtor.

     (b) The Debtor agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps or similar taxes required by, and in accordance with, applicable law and the Debtor will indemnify and hold the Bank harmless against any liability (including interest and penalties) in respect of such taxes.

     27.  Additional Provisions Concerning the Marks.  (a)  Debtor represents
          ------------------------------------------
and warrants that it is the true and lawful owner of the Marks listed in Schedule D attached hereto and that said Marks constitute all the Marks that
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Debtor now owns.  Debtor further represents and warrants that it is a licensee under the Marks listed in such Schedule D and that said Marks constitute all the
                               ----------
Marks under which Debtor is licensed.

     (b) Absent prior written consent of the Bank, Debtor shall not divest itself of any right in or affecting a Mark, whether or not such right is presently held by Debtor.

     (c) Promptly upon learning thereof, Debtor shall notify the Bank in writing of all pertinent details available to it, with respect to any material infringement or other material violation of Debtor's right in any Mark, whether or not such right is presently held by Debtor. As to each such instance, absent the Bank's authorization to proceed otherwise, Debtor shall diligently and to the extent permitted by law pursue a remedy. Promptly upon learning thereof, Debtor shall notify the Bank of all pertinent details available to it regarding any claim that Debtor's use of any Mark violates the property right of another.

     (d) As to all Marks as to which Debtor has or shall have title, and at its own expense, Debtor shall comply with all requirements for maintaining registration, including but not limited to the filing of affidavits and seeking of renewals. Without prior written consent of the Bank, Debtor shall not abandon any such filing of an affidavit of use or any such application of renewal, prior to exhaustion of all administrative and judicial remedies. Six months prior to due dates for affidavits of use, or applications for renewal of registrations, Debtor shall notify the Bank that such affidavits or applications are being processed.

     (e) If Debtor hereafter becomes the owner of any Mark, then within 30 days of becoming the owner of such Mark, or as soon thereafter as reasonable, Debtor shall deliver to the Bank a certificate of registration or copy of the application, and a grant of security in such Mark in favor of the Bank, confirming the grant thereof hereunder. If Debtor hereafter secures a license under any Mark, then within 30 days of execution of the license agreement, Debtor shall deliver to the Bank a copy of the certificate of registration or of the application, and a grant of security in Debtor's rights under such agreement, confirming the grant thereof hereunder. The form of any confirmatory grants shall be in a form satisfactory to the Bank.

     (f) If an Event of Default shall occur and be continuing, the Bank may by written notice to Debtor take any or all of the following actions: (a) declare Debtor's entire right, title, and interest in any Marks under which Debtor has an interest to be vested, in which event such right, title, and interest shall immediately vest in the Bank, and Debtor shall execute an assignment, in form and substance satisfactory to the Bank, of all its rights, title, and interest under such Marks to the Bank; (b) take and use or sell Debtor's rights in said Marks, along with the goodwill, assets secured under this agreement, and all other elements of Debtor's ongoing business symbolized by the Marks and secured under this Assignment, and the right to carry on the business of the Debtor in connection with which these Marks have been used; and (c) direct Debtor to refrain, in which event Debtor shall refrain, from using the Marks in any manner, directly or indirectly, and if requested by the Bank, Debtor shall change its corporate name to eliminate therefrom any use of any Mark, and execute any other and further documents which the Bank may request further to confirm the foregoing and to transfer to the Bank ownership of Debtor's rights to such Marks.

     28.  Additional Provisions Concerning Patents. (a)    Debtor represents and
          ----------------------------------------
warrants that it is the true and lawful, exclusive owner of the Patents listed on Exhibit F attached hereto, and that said Patents constitute all Patents which Debtor now owns.

     (b) Absent prior written consent of the Bank, Debtor shall not divest itself of any rights under any Patents material to its business, whether or not Debtor currently holds such rights.

     (c) Promptly upon learning thereof, Debtor shall notify the Bank in writing of all pertinent information available to it regarding any infringement or other violation of any of Debtor's rights under any Patent material to the business of the Debtor, whether or not Debtor currently has such rights. Absent the Bank's authorization to do otherwise, and to the extent permitted by law, Debtor shall diligently pursue a remedy. Promptly upon learning thereof, Debtor shall notify the Bank in writing of any claim that any activity of Debtor infringes or otherwise violates the right of any third party with respect to the Patent.

     (d) At its own expense, Debtor shall cause to be timely paid all post-issuance fees required in order to maintain in force rights under the Patents material to the business of Debtor, pursuant to 35 U.S.C. (S) 6.

     (e) If Debtor hereafter acquires rights in any Patent not shown in Exhibit F, Debtor shall deliver to the Bank within 30 days, a copy of the Patent, and a grant of security on such Patent in favor of the Bank confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially in the form in Schedule F hereto.
            ----------

     (f) If an Event of Default shall occur and be continuing, the Bank by written notice to Debtor may take any or all of the following actions: (a) declare the entire right, title, and interest of Debtor in each of the Patents vested, in which event such right, title, and interest shall immediately vest in the Bank, in which case Debtor agrees to execute an assignment, in form and substance satisfactory to the Bank, of all its rights, title, and interest in and to such Patent rights to the Bank; (b) take and practice or sell the Patent rights; and (c) directly or indirectly, will execute such other and further documents as the Bank may request further to confirm the foregoing and to transfer ownership of the Patent rights.

     29.  Additional Provisions Concerning Remedies and Sale of Collateral.
          ----------------------------------------------------------------
(a) In addition to any rights and remedies contained herein or now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, upon the occurrence of an Event of Default which shall be continuing, the Bank shall have all of the rights and remedies of a secured party under the UCC. The Bank may take legal proceedings for the appointment of a receiver or receivers (to which the Bank shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.

     (b) Upon the occurrence of any Event of Default which shall be continuing, the Bank shall have the right to seize and take possession of any Collateral (and any paper, documents, correspondence, computer files, disks, tapes and programs and other electronic data processing software relating to the Collateral), and may enter the premises where they, or any of them, are located for the purpose of effecting such seizure. The Bank shall not be liable to the Debtor for any damage suffered by the Debtor by reason thereof and the Debtor shall indemnify the Bank for any liability which may accrue to any person by reason of such entry or seizure, except for liability arising out of the gross negligence or willful misconduct of the Bank. At any time or from time to time after the occurrence of an Event of Default which shall be continuing the Bank may hire and maintain on any of the premises of the Debtor a custodian or independent contractor selected by the Bank who shall have full authority to do all lawful acts necessary to protect the interests of the Bank and to report to the Bank thereon. The Debtor hereby agrees to cooperate with any such person and to do whatever the Bank may reasonably request to preserve the Collateral of the Debtor. All expenses incurred by the Bank by reason of the employment of any such persons shall be a part of the Obligations.

     (c) Upon the occurrence of an Event of Default which shall be continuing the Bank may, without obligation to resort to other security, at any time and from time to time, sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Bank may determine, with the amounts realized from any such sale to be applied in the manner provided in Section 9 hereof. The Debtor hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as required by law or as expressly provided herein), all of which (to the extent permitted by law) are hereby expressly waived. Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure involving the enforcement of this Agreement, (i) the Bank may bid for the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, discharge a portion of the Obligations owing to the Bank in an amount equal to such purchase price in lieu of cash in payment of the amount which shall be payable thereon; (ii) the Bank may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; (iii) the Bank is hereby irrevocably appointed the true and lawful attorney-in-fact of the Debtor in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose the Bank may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Debtor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Bank or by any purchaser, the Debtor shall ratify and confirm any such sale or transfer by executing and delivering to the Bank or such purchaser all deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request; (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Debtor of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Debtor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Debtor, its successors or assigns; (v) the receipt of the Bank or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his, its or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Bank or of such officers thereof, be obligated to see to the application of such purchase money or be in anywise answerable for any loss, misapplication or non-application, thereof.

     (d) To the extent that it may lawfully do so, the Debtor agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Obligations, and the Debtor hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Bank in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Agreement by the Bank, the Bank shall, at least ten
(10) days before such sale, give the Debtor written, telegraphic or telex notice of its intention to sell, except that, if the Bank shall determine in its sole discretion that any of the Collateral is perishable or threatens to decline speedily in value, any such sale may be made upon one (1) day's written, telegraphic, telecopy or telex notice to the Debtor.

     (e) The Debtor agrees that at any time during the occurrence of any Event of Default, which shall be continuing, thereof, any of the moneys, deposit balances and other property of the Debtor held by, or coming into the possession of, the Bank may be applied (including, without limitation, by way of set-off) by the Bank to the reduction of the Obligations to the Bank.

     30.  Application of Moneys; Reassignment of Collateral.  Except as
          -------------------------------------------------
otherwise provided herein, all moneys which the Bank shall receive pursuant to this Agreement or with respect to the Collateral shall be applied in the following manner: first, to the payment of all costs and expenses incurred in
                  -----
connection with the administration and enforcement of, or the preservation of any rights under, this Agreement and the realization on such Collateral (including, without limitation, the fees and disbursements of the Bank's counsel and agents); and, second, to the payment of all other Obligations in such order
                  ------
and manner as the Bank shall determine. The balance, if any, of such moneys shall be paid over to the Debtor or as otherwise required by law or as directed by a court of competent jurisdiction. Upon the payment in full of the Obligations and the termination of the Bank's obligation to make Loans under the Credit Agreement, all Collateral of the Debtor not sold or otherwise disposed of pursuant hereto shall, at the request of the Debtor and at the sole cost and expense of the Debtor, be reassigned by the Bank to the Debtor (or as otherwise directed by a court of competent jurisdiction) without recourse and without any representations, warranties or agreements of any kind (other than a representation that the Bank has not assigned or transferred the Collateral so reassigned or its security interests therein, except as contemplated hereby or by the Credit Agreement). The Debtor shall remain liable to the Bank for any deficiency remaining on the Obligations owing to the Bank after the aforesaid application of such moneys to the Obligations.

     31.  Exercise of Rights.  The Bank shall have the right in its sole
          ------------------
discretion to determine which rights, security, liens, guarantees, security interests or remedies it shall retain, pursue, release, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the other of them or any of the Bank's rights hereunder.

     32.  Waivers, Amendments, Required Notices.  The Debtor hereby waives
          -------------------------------------
notice of acceptance of this Agreement, notice of nonpayment of any Obligations or of any Receivables or of any instrument relating thereto, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of Collateral received or delivered, or any other action taken in reliance hereon and all other demands and notices of any description, except such as are expressly provided for herein or which by applicable law may not be waived on the date hereof. No failure on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof or as a waiver of any Event of Default, nor shall any single or partial exercise by the Bank of any right, power or remedy hereunder or with respect to the Obligations preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No amendment or modification of this Agreement nor any waiver of any provision of this Agreement or consent to any departure by the Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case shall, of itself, entitle the Debtor to any other or further notice or demand in similar or other circumstances. If notice, whether before or after any default by the Debtor hereunder has occurred, is required by law or by the provisions of this Agreement to be given by the Bank to the Debtor, the Debtor agrees that five (5) Business Days' notice given in the manner provided below shall be reasonable notice.

     33.  Cumulative Remedies.  This Agreement and the liens and security
          -------------------
interests of the Debtor granted hereunder are in addition to and not in substitution for any security interests and collateral now or hereafter held by or on behalf of the Bank to secure the Obligations of the Borrowers and shall not affect the rights, remedies or powers of the Bank in respect of any Obligation held by the Bank. The remedies herein provided are cumulative and are not exclusive of any remedy provided by law.

     34.  Notices.  (a)  Any notice, demand or communication hereunder shall be
          -------
given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other parties in accordance with the terms of this Section
15. (b) All notices hereunder shall be effective (i) five (5) Business Days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand, and (iii) in the case of any notice or communication by telex, facsimile transmission or cable, on the date when sent, and answerback or confirmation, as the case may be, is received.

     35.  Costs and Expenses.  (a)  The Debtor hereby agrees to pay on demand
          ------------------
all reasonable out-of-pocket costs and expenses (including without limitation the reasonable fees and disbursements of counsel for the Bank) incurred by the Bank in connection with (i) the preparation and administration of this Agreement, (ii) the enforcement of this Agreement and the security interests granted hereunder, (iii) any filings or recordings with respect to the security interests granted hereunder (including all filing and recording fees, stamp taxes, recording taxes and intangible property taxes), (iv) the receipt of proceeds of the Receivables hereunder, (v) the care and preservation of the Collateral, and (vi) the preparation of any requested amendments to this Agreement or waivers or consents in connection herewith. Any such expenses so incurred by the Bank shall be secured hereby and be a part of the Obligations.

     (b) If any Lien or tax shall be claimed with respect to the Collateral which in the opinion of the Bank may possibly create a valid obligation having priority over the security interest granted to any of them herein, the Bank may (but shall have no obligation to) in its reasonable discretion and without notice to the Debtor pay such taxes or the amount secured by such lien and the amount of such payment shall be charged to the Debtor's account and added to the Obligations secured hereby; provided, however, that the Bank shall not make such
                            --------  -------
payment with respect to any Lien or tax being contested in good faith by the Debtor by appropriate proceedings if (i) such proceedings shall suspend the enforcement of such Lien or collection of such tax, (ii) no part of the Debtor's rights in and under the Collateral shall be subject to sale, forfeiture or diminution, and (iii) the Debtor shall have furnished such security as may be required in the proceedings or reasonably requested by the Bank.

     (c) Upon any failure by the Debtor to perform any of its duties and obligations hereunder, the Bank may, but shall not be obligated to, perform any or all of such duties, and the Debtor shall pay to the Bank, forthwith upon written demand therefor, an amount equal to the cash or out-of-pocket expense incurred by the Bank in so doing plus interest thereon from the date such expense is incurred until it is paid at a rate equal to the highest rate of interest payable by the Borrower from time to time on the Obligations of the Borrower under the Credit Agreement and the Notes issued thereunder.

     36.  Successors and Assigns, Governing Law, Survival.  This Agreement
          -----------------------------------------------
shall be governed by, and construed in accordance with, the laws of the State of New York, shall inure to the benefit of and shall be binding upon the Bank and the Debtor and their respective successors and assigns and shall continue in full force and effect so long as the Credit Agreement remains in effect and until all of the Obligations have been satisfied in full. The Debtor may not assign its rights or obligations hereunder or the Collateral or any portion thereof without the prior written consent of the Bank. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all of the Loans and all other Obligations of each Borrower under the Credit Agreement, the Notes and any Loan Document have been paid in full and the Commitments have been terminated.

     37.  Severability.  If any part of this Agreement is contrary to,
          ------------
prohibited by or deemed invalid under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, without invalidating the remainder hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     38.  No Assumption of Duties; Limitation on Liabilities.  (a)  Nothing
          --------------------------------------------------
herein contained shall be construed to constitute the Bank as the Debtor's agent for any purpose whatsoever except for the limited purposes of receiving proceeds of the Collateral as provided above. The Bank does not assume, by anything contained herein or in any assignment or otherwise, the Debtor's obligations under any Receivable or other Collateral or any contract or agreement relating thereto, and the Bank shall not be responsible in any way for the Debtor's performance of any of the terms and conditions thereof.

     (b) Neither the Bank nor any of its directors, officers, agents or employees shall be liable to any Person for any action taken or omitted by the Bank or any of its officers, directors, employees or agents hereunder or with respect to any transaction contemplated by this Agreement, except for the Bank's or such officers', directors', employees' or agents' gross negligence or will ful misconduct. Without limiting the generality of the foregoing, the Bank shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof unless due to the Bank's gross negligence or willful misconduct. The Bank shall not, under any circumstances except for its gross negligence or willful misconduct, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof or for any damage resulting therefrom.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



Address:                                    JACKBURN MFG., INC.
-------
Jackburn Mfg., Inc.
438 Church Street
Girard, PA  16417
Fax No.: 814-774-2854                       By:    /s/ Frederick A. Rossetti
         -------------                          --------------------------------
Attn.:   Joseph Heid                            Name:  Frederick A. Rossetti
         -------------                          Title: President


Address:                                    FLEET BANK N.A.
-------
1133 Avenue of the Americas
New York, New York 10036
Fax No.:  (212) 907-5162
Attn.:  John M. Tuohy
                                            By:    /s/ John M. Tuohy
                                                --------------------------------
                                                Name:  John M. Tuohy
                                                Title: Vice President

                                                                      SCHEDULE A
                                                                      ----------
                                                           to Security Agreement

                             Location of Inventory
                             ---------------------

Jackburn Mfg., Inc.                          Jackburn Mfg., Inc.
438 Church Street                            321 Main Street W.
Girard, PA  16417                            Girard, PA 16417

Jackburn Mfg., Inc.                          Remote Warehouse Locations:
Girard Tool & Die Division                   ---------------------------
Jackburn Mfg., Inc.
410 Shenango Street                          Jackburn Mfg. Inc.
Girard, PA 16417                             Girard Area Industrial Development
                                             227 Hathaway Street E.
                                             Girard, PA 16417

                                             Sub-Lease:
                                             ----------
                                             Phoenix Oil Refinery, Inc.
                                             d/b/a Phoenix Corporation
                                             1040 Cornelia Street
                                             Nashville, TN 37217


                             Location of Equipment
                             ---------------------

Jackburn Mfg., Inc.                          Remote Warehouse Locations:
438 Church Street                            ---------------------------
Girard, PA  16417
                                             Jackburn Mfg., Inc.
                                             Girard Area Industrial Development
Jackburn Mfg., Inc.                          227 Hathaway Street E.
Girard Tool & Die Division                   Girard, PA 16417
410 Shenango Street
Girard, PA 16417

Jackburn Mfg., Inc.
321 Main Street W.
Girard, PA 16417

                                                                      SCHEDULE B
                                                                      ----------
                                                           to Security Agreement

                                Permitted Liens
                                ---------------

                DEBTOR   SECURED                             DESCRIPTION      PERMITTED
JURISDICTION    NAME     PARTY(IES)   NUMBER   DATE FILED    OF COLLATERAL    FILING
------------    ----     ---------    ------   ----------    -------------    -----
                         (None.)

                                                                      SCHEDULE C
                                                                      ----------
                                                           to Security Agreement

                          Locations at Which Records
                     Regarding Receivables are Maintained
                     ------------------------------------



THT Inc.
--------
33 Riverside Avenue, 5th Floor
Westport, CT  06880



Jackburn Mfg., Inc.
-------------------
438 Church Street
Girard, PA  16417
     -and-
c/o THT Inc.
33 Riverside Avenue, 5th Floor
Westport, CT  06880

                                                                      SCHEDULE D
                                                                      ----------
                                                           to Security Agreement


                   Trademarks, Service Marks and Copyrights
                           (including applications)
                           ------------------------



OWNER         MARK          REG. NO.          REG. DATE
-----         ----          --------          ---------


                   None.

                                                                      SCHEDULE E
                                                                      ----------
                                                           to Security Agreement



                            [INTENTIONALLY OMITTED]

                                                                      SCHEDULE F
                                                                      ----------
                                                           to Security Agreement


                                    Patents
                                    -------


Owned by Setterstix Corporation:
-------------------------------


Number                   Issued             Title
------                   ------             -----


        None.